UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):

                              MINDEN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         United States                    000-49882             13-4203146
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(State or other jurisdiction of    (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


    415 Main Street, Minden, Louisiana                              71058
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 (Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (318) 377-0523
                                                     ---------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition.
          ---------------------------------------------

         On November 10, 2006, Minden Bancorp, Inc. (the "Company") reported its results of operation for the third quarter ended September 30, 2006.

         For additional information, reference is made to the Company's press release dated November 10, 2006 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose.

ITEM 9.01 Results of Operations and Financial Condition
          ---------------------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits

               The following exhibit is filed herewith.

         Exhibit Number                    Description
         --------------                    -----------

             99.1               Press Release dated November 10, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MINDEN BANCORP, INC.



Date: November 10, 2006             By:   /s/ Becky T. Harrell
                                          -------------------------------------
                                          Becky T. Harrell
                                          Treasurer and Chief Financial Officer